Exhibit 4.1


                                 FORM OF STOCK
                                  CERTIFICATE


                                                                 Cusip _______
           Incorporated Under the Laws of the State of Delaware
                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                     _____________________________________
   The Corporation is authorized to issue 25,000,000 Shares at Par Value of $.01



This Certifies that __________________________________ is the owner of ________

__________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.


Dated__________________________


  COUNTERSIGNED AND REGISTERED:                   ___________________________
AMERICAN STOCK TRANSFER & TRUST CO.                      CHAIRMAN AND
                                                    CHIEF EXECUTIVE OFFICER

_______________________________                   ___________________________
      AUTHORIZED OFFICER                                   SECRETARY

                                  STOCK POWER


FOR VALUE RECEIVED,____________________________________________________________

                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE
hereby sell, assign and transfer unto _________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                                            American Bank Note
_________ Shares of the _______________ Capital Stock of __ Holographics, Inc.__

___________________________________________________standing in my (our) name(s)

on the books of said Corporation represented by Certificate(s) No(s)___________

herewith, and do hereby irrevocably constitute and appoint_____________________

_______________________________________________________attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated____________________                    United States Banknote Corporation

                                         By: __________________________________
                                                         Treasurer


In presence of

_______________________________________